Exhibit 10.4

THIRD AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the 11th day of October, 2007, by and between CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership, and CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership (collectively, “Seller”), and EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation (“Purchaser”).

R E C I T A L S

WHEREAS, Seller and Purchaser entered into that certain Real Estate Purchase and Sale Agreement with an effective date of September 13, 2007, as amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of October 1, 2007, and by that certain Second Amendment to Real Estate Purchase and Sale Agreement dated as of October 9, 2007 (the “Second Amendment”) (collectively, the “Purchase Agreement”), whereby Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller that certain real property commonly known as Cabana Beach Apartments and located at 1250 Sadler Drive, San Marcos, Texas, and Cabana Beach Apartments (the “San Marcos Property”) and located at 1601 SW 51st Terrace. Gainesville, Florida (the “Gainesville Property” and together with the San Marcos Property, the “Property”), as more particularly described in the Purchase Agreement; and

WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, Seller and Purchaser agree as follows:

1.	The above recitals are incorporated herein by reference and made a part hereof.

2.	All initially capitalized terms that are not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Purchase Agreement.

3.	Exhibits D, E, H, I (Gainesville Property only), J, K and L of the Purchase Agreement are deleted in their entirety and Exhibits D, E, H, I, J, K and L attached hereto, respectively, are inserted in their place.

4.	The following shall be inserted at the end of Section 2.3 of the Purchase Agreement: “Notwithstanding the foregoing, Purchaser shall have the option to extend the Closing Date to a date not later than November 21, 2007, provided that Purchaser delivers to Seller written notice thereof not later than two (2) Business Days prior to the then scheduled Closing Date and deposits into escrow with the Title Company by wire transfer of immediately available federal funds the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) as additional Deposit.”

5.	The date “October 11, 2007” in Section 5.2 of the Purchase Agreement (as amended by the Second Amendment) is hereby deleted and the date “October 12, 2007” is inserted in its place.

6.	Except as amended above, the Purchase Agreement remains unmodified and in full force and effect in accordance with its terms and provisions.

7.	This Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[The balance of this page has intentionally been left blank. Signature page follows.]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date set forth above.

SELLER

CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership

By:	Cabana Beach of San Marcos GP, Inc., a Florida corporation, its general partner

	By:	/s/ Michael Ahwash
	Name:	Michael Ahwash
	Title:	President, Fort Group

CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership

By:	Cabana SB of Gainesville, Inc., a Florida corporation, its general partner

	By:	/s/ Michael Ahwash
	Name:	Michael Ahwash
	Title:	President, Fort Group

PURCHASER

EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation

By:	LaSalle Investment Management, Inc., a Maryland corporation, its Advisor

	By:	/s/ Christine M. Akins
	Name:	Christine M. Akins
	Title:	Senior Vice President

EXHIBIT D

EXCEPTIONS TO SELLER REPRESENTATIONS

San Marcos

1.	Honeycutt Fire Systems, LP
2.	U.S. Postal Solutions
3.	Time Warner Cable
4.	Worldwide Pest Control
5.	Study Breaks Magazine
6.	Scene Magazine
7.	College Rental Blue Book a/k/a What’s Happening Publications
8.	Apartment Finder Blue Book
9.	Campus Guide and Off Campus Living
10.	Apartment Experts
11.	Dahill Industries
12.	Benchmark Landscapes
13.	Bugmaster
14.	Waste Management
15.	What’s Happening Magazine

San Marcos

EXHIBIT D

EXCEPTIONS TO SELLER REPRESENTATIONS (Gainesville)

1.	Gainesville Apartment and Condo Guide
2.	Insite Magazine a/k/a Welcome Gainesville Florida
3.	Campus Talk
4.	AHRE Investors Two, Inc. d/b/a Apartment Hunters
5.	Apartment Finders
6.	B&B Office Systems
7.	Waynes Automatic Fire
8.	B&B Exterminating Co.
9.	Absolute Value Lawn Care, Inc.
10.	CoxCom, Inc.
11.	GRUcom
12.	Gator Pool Services, Inc.
13.	Elite Towing
14.	Waste Pro of Florida
15.	Crime Prevention Security Systems
16.	Stephen J. O’Grady of Florida, Inc.
17.	Massey Services, Inc.
18.	What’s Happening Publications a/k/a College Rentals

Gainesville

Exhibit E

DEEDS

See Attached

Document prepare by/Return to:

E. Ashley McRae, Esq.

Carey, O’Malley, Whitaker & Manson, P.A.

712 South Oregon Avenue

Tampa, FL 33606-2516

Parcel ID No.

TX Deed-Special Warranty (Cash) 1

THE STATE OF TEXAS	)
) KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	)

THAT THE UNDERSIGNED, Cabana Beach of San Marcos, L.P., hereinafter referred to as “Grantor”, whether one or more, for in consideration of the sum of TEN DOLLARS ($10.00) cash, and other good and valuable consideration in hand paid by the Grantee herein named, the receipt and sufficiency of which is hereby fully acknowledged and confessed, has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY unto                     , herein referred to as “Grantee”, whether one or more, the real property described as follows:

Lot 5A, Section Two, McKinley Place Subdivision, a subdivision in Hays County,

Texas, according to the map or lat thereof, recorded in Volume 2, Page 330,

Plat Records of Hayes County, Texas.

This conveyance, however, is made and accepted subject to any and all validly existing encumbrances, conditions and restrictions, relating to the hereinabove described property as now reflected by the records of the County Clerk of Hays County, Texas.

TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, Grantee’s heirs, executors, administrators, successors and/or assigns forever; and Grantor does hereby bind Grantor, Grantor’s heirs, executors, administrators, successors and/or assigns to WARRANT AND FOREVER DEFEND all and singular the said premises unto the said Grantee, Grantee’s heirs, executors, administrators, successors and/or assigns, against every person whomsoever claming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise.

Current ad valorem taxes on said property having been prorated, the payment thereof is assumed by Grantee.

EXECUTED on , 2007.

CABANA BEACH OF SAN MARCOS, L.P.,
Witnesses:	a Texas limited partnership
By: Cabana Beach of San Marcos, GP, its General Partner
1301 Plantation Island Drive South
St. Augustine, FL 32080-3108

Print Name:	By:
David H. Fort, its President

Print Name:

Grantee’s Address:

THE STATE OF TEXAS)
COUNTY OF)

The foregoing instrument was acknowledged before me on                     , 2007 by David H. Fort as President of Cabana Beach of San Marcos GP, the General Partner of Cabana Beach of San Marcos, L.P., on behalf of the limited partnership.

Notary Public, State of Texas
Print Name :

My Commission Expires:

PREPARED BY AND RETURN TO:

E. Ashley McRae, Esq.

Carey, O’Malley, Whitaker & Manson, P.A.

712 South Oregon Avenue

Tampa, FL 33606-2516

Parcel ID No. 06680-022-000

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED made effective on                     , 2007 by CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership, whose address is 1301 Plantation Island Drive South, Suite 304, St. Augustine, FL 32080-3108 (the “Grantor”) to                     , a Maryland limited liability company, whose address is                                           (the “Grantee”):

(Whenever used herein the terms “Grantor” and “Grantee” include all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations.)

WITNESSETH: That the Grantor, for and in consideration of the sum of $10.00 and other valuable considerations, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the Grantee, all that certain land situate in Alachua County, Florida, together with all improvements located thereon (the “Land”), described on Exhibit “A” annexed hereto and incorporated herein by reference.

TOGETHER with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

TO HAVE AND TO HOLD, THE SAME IN FEE SIMPLE FOREVER.

AND the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of the Land in fee simple; that the Grantor has good right and lawful authority to sell and convey the Land, and hereby warrants the title to the Land and will defend the same against the lawful claims of all persons claiming by, through or under the said Grantor, subject to the following permitted exceptions:

1.	Taxes and assessments for the year 2007 and subsequent years, which are not yet due and payable;

2.	Easement to Florida Power Corporation, as recorded in Official Records Book 139, Page 49, of the Public Records of Alachua County, Florida.

3.	The City of Gainesville as recorded in Official Records Book 3246, Page 834, of the Public Records of Alachua County, Florida.

4.	Bellsouth Telecommunication, Inc. as recorded in Official Records Book 3298, Page 270, of the Public Records of Alachua County, Florida.

5.	Grant of Easement and Memorandum of Agreement as recorded in Official Records Book 3581, Page 532, of the Public Records of Alachua County, Florida.

6.	Rights of tenants, as tenants only, under unrecorded leases, as set forth on the rent roll attached hereto as Exhibit “A”, with no options or rights to purchase any portion of the property.

IN WITNESS WHEREOF, the said Grantor has caused this Special Warranty Deed to be executed by its duly authorized officer the day and year first above written.

Witnesses	CABANA SOUTH BEACH APARTMENTS LP,
a Florida limited partnership
By Cabana SB of Gainesville, Inc., General Partner
1301 Plantation Island Drive South
St. Augustine, FL 32080-3108

Print Name:
By:
David H. Fort, President

Print Name:	of Cabana SB of Gainesville, Inc.

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me on                     , 2007, by David H. Fort, as President of Cabana SB of Gainesville, Inc., the General Partner of Cabana South Beach Apartments LP, on behalf of the limited partnership.

SEAL

Print Name:
Personally Known
OR Produced Identification
Type of Identification Produced

EXHIBIT H

San Marcos

SERVICE	VENDOR	ADDRESS
Advertising	Study Breaks Magazine	2520 Longview Suite 315 Austin, TX 78705

Advertising	Scene Magazine	312A University Dr. San Marcos, TX 78666

Advertising	Apartment Finder Blue Book	112 W. Hopkins St. San Marcos, TX 78666

Advertising	College Rentals Blue Book a/k/a What’s Happening Publications	P.O. Box 143053 Gainesville, FL 32614

Advertising	Campus Guide	1904 RR 12 San Marcos, TX 78666

Advertising	Campus Publishers of the South	P.O. Box 143355 Austin, TX 78714

Alarm-Burglar and Fire Sprinkler Monitoring	Honeycutt fire systems	2340 Patterson Industrial Dr. Pflugerville, TX 78660

Apartment Locator	Apartment experts	6850 Austin Center Blvd. Suite 210 Austin, TX 78731

Cable and Internet	Time Warner Cable	12012 North MoPac Expressway Austin, TX 78758

Copier Rental/Maint.	Dahill Industries	P.O. Box 314 San Antonio, TX 78292

Lawn services	Benchmark Landscapes, LLC	109 North RR 620 Austin, TX 78734

Mail Distribution	US Postal Solutions, Inc.	3035 NE 21 Way Gainesville, FL 32609

Pest Control	World Wide Pest Control	5808 IH 10 West San Antonio, TX 78201

Termite Bonds	Bugmaster-Frank Hoage	8411 North IH 35 Austin, TX 78753

Trash Removal	Waste Management	4730 SE Loop 410 San Antonio, TX 78222

Vending Machines	Tobar Vending	1515 Aquarena Springs Drive Suite 103 San Marcos, TX 78666

EXHIBIT H

Gainesville

SERVICE	VENDOR	ADDRESS
Advertising	Gainesville Apt & Condo Guide	P.O. Box 357783 Gainesville, Florida 32635

Advertising	Insite Magazine d/b/a Welcome Gainesville, Florida	P.O. Box 15192 Gainesville, Florida 32604

Advertising	What’s Happening Publications a/k/a College Rentals	P.O. Box 143053 Gainesville, Florida 32635

Advertising	Apartment Finder	12443 San Jose Blvd., Suite 201, Jacksonville, FL 32223

Advertising	Campus Talk	P.O.Box 143053 Gainesville, FL 32608

Advertising	The Independent Florida Alligator	Unknown

Alarm-Burglar and Fire	Crime Prevention Security Systems, Inc.	4701SW 34th St. Gainesville, FL 32608

Security and Fire Monitoring	Universal Security Monitoring, Inc.	Unknown

Answering Service	Schweickart & Associates	3452 Stelhorn Rd. Fort Wayne, In 46815-4630

Apartment Locator	AHRE Investors Two, Inc. d/b/a Apartment Hunters	1037 N. Dale Mabry Tampa, FL 32080

Cable	Cox Communications	6020 NW 43rd St. Gainesville FL 32653

Copier Rental/Maintenance	B & B Office Systems	3213 SW 42nd Street Gainesville FL 32608

Internet Services	GRUCom	Gainesville Regional Utilities 301 SE 4th Ave Station A-136 Gainesville Fl,32601

Lawn Services	Absolute Value Lawn Care Inc.	3550 NW 97th Blvd. Gainesville Fl, 32606

Maintenance	Stephen J. O’Grady of Florida, Inc.	9420 NW 13TH St. Gainesville, FL 32653

Pest Control	Massey Services Inc.	3210 SW 40th Blvd. Suite G-10 Gainesville, FL 32608

Pool Maintenance	Gator pool Service	PO Box 2181 Gainesville FL 32602

Sprinkler System	Waynes Automatic Fire	11326 Distribution Ave. West Jacksonville, FL 32256

Termite Bonds	B & B Exterminating Co.	215 Osceloa St. Jacksonville, FL 32204

Towing Service	Elite Towing	907 B SW 3rd Street Gainesville, FL

Trash Removal	WastePro of Florida, Inc.	2101 W SR 434 Suite 315 Longwood, FL 32779

Courier Services	Gizmo’s Mail Service	17598 NW 181st Street, Alachua, FL 32615

EXHIBIT I

LIST OF PERSONAL PROPERTY

See Attached

Gainesville Personal Property Listing

Description	# of items/sets	Memo
Four Bedroom Buildings (Phase I & II)
Couch	240
Arm chairs	336
Coffee table	240
Dining table/2 chairs	240
Patio table/4 chairs	240
Entertainment stand	240
Television	240
Mounting brackets	96
Refrigerator	240
Dishwasher	240
Microwave	240
Washer/Dryer set	240
Bed	960	Includes frame, headboard, & matress/box spring set
Nightstand	960
Desk w/built-in	960
Desk chair	960

Two Bedroom Buildings (Phase I & II)
Couch	264
Arm chairs	156
Coffee table	264
Dining table/2 chairs	264
Patio table/4 chairs	264
Entertainment stand	264
Television	264
Mounting brackets	156
Refrigerator	264
Dishwasher	264
Microwave	264
Washer/Dryer set	264
Bed	528	Includes frame, headboard, & matress/box spring set
Nightstand	528
Desk w/built-in	528
Desk chair	528

Cabana Gainesville

Phase II

Personal Property

August 12, 2007

Description	Cost Per Unit	Number Unit	Total Cost
2 Bedrooms / 2 Baths:
Head board and mattress	$499.43	312	$155,822
Study chair and desk	$276.34	312	$86,218
TV wall shelf	$188.13	312	$58,697
Night tables	$143.86	312	$44,884
Sofas and ottomans	$920.87	156	$143,656
TV Shelfs	$253.25	156	$39,507
Dining table and 2 chairs	$440.68	156	$68,746
Patio table and 4 chairs	$90.00	156	$14,040
Refrigerator and range	$700.00	156	$109,200
Dishwasher/disposal/microwave	$322.37	156	$50,290
Washer and dryer	$580.00	156	$90,480

4 Bedrooms / 4 Baths:
Head board and mattress	$499.43	384	$191,781
Study chair and desk	$276.34	384	$106,115
TV wall shelf	$188.13	384	$72,242
Night tables	$143.86	384	$55,242
Sofas and ottomans	$920.87	96	$88,404
TV Shelfs	$253.25	96	$24,312
Dining table and 2 chairs	$440.68	96	$42,305
Patio table and 4 chairs	$90.00	96	$8,640
Refrigerator and range	$700.00	96	$67,200
Dishwasher/disposal/microwave	$322.37	96	$30,948
Washer and dryer	$580.00	96	$55,680

42 inch Plasma HDTV Flatscreen	$1,329.82	255	$339,104
Universal articulating wall bracket	$299.00	134	$40,066
Smart mount tilt wallmount	$99.00	121	$11,979

Total			$1,995,557

EXHIBIT J

WARRANTIES (San Marcos)

PRODUCT OR SYSTEM	MANUFACTURER OR SUBCONTRACTOR
Gate	Auto Gate

Interior and Exterior Painting	Beckner Painting Associates, Inc.

Roofing Installation	Brinkman Roofing

Roof-Shingle	GAF Materials Corporation

Concrete Foundation	C&C Concrete, Inc.

Installation of Basketball goals, fending for basketball and acrylic surfacing of basketball court	Coastal Plains Sales & Service

Painting of parking lots and installation of parking signs	Evans Pavement Markings

Sitework and Utilities	Linco Construction Co.

Gutters and Downspouts	Nationwide Gutter, Inc.

Plumbing	Robinson Plumbing, Inc.

Installation of doors, millwork and hardware	UBI Products

Electrical	HR VanKirk Electric, Inc.

Windows	HR Windows

Carpet Adhesive	W.W. Henry Company

Tile & Tile Adhesive	Armstrong

Window Shades	Nysan Shading Systems

Tilt Mirrors	Bobrick

Shelving	LeeRowan

Sliding Doors	DSH

Pool	Fun N Sun Pools of Austin, Inc.

Electrical for Pool	Allied Innovations LLC

Pool Cartridge Filder	Pentair Pool Products

Pool Pump	Pentair Pool Products

Pool Heater	Raypak

Pool Lighting	Pentair Pool Products

Appliances (Stove, washer, dryer, refrigerator, range hood, microwave, garbage disposal)	WhirlPool

Security System	NAPCO Security Systems, Inc.

Ceiling Fans	Westinghouse

HVAC-air handler	Goodman Manufacturing Company, L.P.

Air Conditioner	Goodman Manufacturing Company, L.P.

Urinal Flushometers	Sloan Valve Company

Two Station Wall Mount Water Coolers	Elkay

Water Heaters	A.O. Smith Water Heaters

Floor Drain Trap Primer	Precision Plumbing Products, Inc.

Pressure Balancing Cycling in-wall Valve, Trim for Pressure Balancing Cycling in-wall Valve, Shower Handle	Cleveland Faucet

One Handle Kitchen Faucet, Two Handle Lavatory Faucet	Cleveland Faucet

Toilets	ProFlo by Ferguson Enterprises, Inc.

Roofing	GAF Materials Corporation

Doors	Masonite-Premdor

Showers	Aquarius Bathware

Manifold	Central Sprinkler Company

Fire Alarm System	Silent Knight

NOTE-Seller makes no representations or warranties as to whether the Warranties listed herein remain in effect.

EXHIBIT J

WARRANTIES (Gainesville-Phase I)

PRODUCT OR SYSTEM	MANUFACTURER OR SUBCONTRACTOR
Swimming Pool	Brogan Pools & Spas

Roof	CertainTeed

HVAC -installation	Builder’s Air of North Fla.

Underground Pipe Placement/Directional Drilling	Future Works Communications

Roofing	IGC Roofing

Elevated Waterproofing	Morton Concrete Inc.

Post-Tension Concrete Slabs	Ridenhour Concrete & Supply, Inc.

Paint	M.A. Bruder & Sons, Inc.

Plumbing	Sexton Plumbing Co.

Insulation	SSD Insulation, Inc.

Drywall	Stanley Smith Drywall, Inc.

Painting	Stanley Smith Drywall, Inc.

Fire Sprinklers	Wayne Automatic Fire Sprinklers

Appliances (Dishwasher, stove, washer, dryer, microwave, range hood, refrigerator)	Whirlpool

Wire Shelving	Lee/Rowan Company

Plumbing Fixtures	ProFlo

Doors	Premdor

Sliding, Bifold and Pivot Clubhouse Doors	DSH Doors

Door Closers	Taymor

Loadcenter and Branch Circuit Breakers	Cutler-Hammer

Smoke Detectors	USI Electric, Inc.

Chime Systems	USI Electric, Inc.

Rare Earth Magnets	George Risk Industries, Inc.

Low Frequency Evacuation Signals and Low Current Mini-horn	Gentex

HVAC	Goodman Manufacturing Company

Sea Shore/Four Seasons Acrylic Latex House Paint	MAB

Vulken Sealants	Tremco

Residential Water Heaters	State Water Heaters

Security System	Digital Security Controls Ltd.

Fire Alarm System	Fire-Lite Alarms by Honeywell

Vinyl Composition Tile and Adhesive	Armstrong

Windows	Atrium

NOTE-Seller makes no representations or warranties as to the terms and conditions of the Warranties nor whether the Warranties listed herein remain in effect

EXHIBIT J

WARRANTIES (Gainesville-Phase II)

PRODUCT OR SYSTEM	MANUFACTURER OR SUBCONTRACTOR
Roofing Installation	A.R.C.I., Ltd.

Roof-Asphalt Shingle	CertainTeed

Gyp-Crete and Light Weight Concrete	BH-FFS, LLC

Installation of Mechanical Systems	Mechanical Design Solutions, Inc.

HVAC	Goodman Manufacturing Co.

Drywall	Ozark Atlantic, LLC

Plumbing	Sexton Plumbing Co.

Electrical Installation	HR VanKirk Electric

Appliances (Dishwasher, microwave, stove, refrigerator, washer, dryer, range hood)	Whirlpool

Entry Doors	Taylor Building Products, Inc.

Door Frames	Rediframe by The Dunbarton Corporation

Bathroom Mirrors	Binswanger Mirror Products

Ceiling Fans	Westinghouse

Meter Equipment	Eaton Electrical and Milbank Standard Distributors

Cooper Wire and Cabling	Coleman Cable Co.

Aluminum Cable	Alcan Cable, Division of Alcan Products Corp.

PVC Plastic Pipe	Cantex, Inc.

Various Electrical Products	Hubbell Electrical Products

Erico Products

Outlet boxes, box extensions and box covers	Allied Moulded Products, Inc.

Fire Alarms	Fire Lite Alarms, Inc.

Garage Door Openers	Overhead Door Corporation

HVAC (heat pump, condenser, air handlers)	Goodman Manufacturing Co., L.P.

Water Heaters	State Water Heaters

Two-handle bathroom faucet, Pressure Balance Shower Faucet Trim Kit, Kitchen Faucet	Pro Flo by MarketFocus Communications, Inc. distributed by Ferguson

Windows	AtriumWindows and Doors

NOTE-Seller makes no representations or warranties as to whether the Warranties listed herein remain in effect.

EXHIBIT K

LEASING AND CREDIT GUIDELINES

See Attached

Exhibit K

FortGroup Development / Suite USA, Inc

Leasing & Credit Acceptance Guidelines

LEASING STANDARDS

Suite USA, Inc. demands the following occupancy standards to apply at all apartments and bedrooms within the portfolio:

•	Number of Bedrooms/Apartment is less than or equal to the Number of Qualified Occupants (residents)/Apartment.

•	Each Bedroom is limited to one (1) occupant and this occupant must be a resident who qualifies for tenancy individually or through joint worthiness.

•

Guests are limited to three (3) days within each ninety (90) day period; otherwise the guest must qualify for tenancy. This policy will be the standard unless otherwise approved by the Managing Agent on a case-by-case basis.

•

Residents are limited to five individual guests. This gives a maximum anytime occupancy of twenty (20) people in a four (4) bedroom, fifteen (15) people in a three (3) bedroom, and ten (10) people in a two bedroom.

•	Occupancy shall be in compliance with all rules, regulations, ordinances, and laws of all Local, State, and Federal authorities having jurisdiction over such occupancy.

Three Methods of Qualification

•	Guarantor (co-signor)

•	Self-Guaranty

•	Three-Month Prepayment

QUALIFICATION: GUARANTOR

A Guarantor is defined by Suite USA, Inc. as anyone over the age of twenty-one (21) years who can legally qualify to complete an application for residency and who is willing to accept the financial responsibility of the applicant that they have chosen to sponsor for tenancy. This is not solely limited to the parents and/or guardians of the applying resident(s). This guarantor is jointly responsible for all leases, including any subsequent renewal contracts, which the resident may sign during their tenancy.

The applying Guarantor must complete the standardized “Unconditional and Continuing Parental or Sponsor Guaranty” form. The signature of the Guarantor must either be notarized by an independent party or witnessed by an agent of the property. A credit report will be then be pulled on the applying Guarantor.

The credit report must indicate no less than three (3) revolving lines of credit, a credit worthiness score 600 or above, and at least twelve (12) months of good payment history. *For Guarantors, the inclusion is made to allot for those who are establishing credit so long as they meet the additional qualification requirements.

In conjunction with the satisfactory credit report, the applying Guarantor must also have indication of twelve (12) months of rental/mortgage history (either by a Rental History Request or as reported by the credit bureau) and a reported gross household income of no less than three (3) times the monthly rent.

QUALIFICATION: SELF-GUARANTY

A Self-Guaranty is defined by Suite USA, Inc. as anyone over the age of eighteen (18) years who can legally qualify to complete an application for residency and who is willing to accept the financial responsibility associated with that residency. This method of qualification holds the applying individual as the sole source of financial responsibility for the term of the contract. This also included any subsequent renewal contracts which the resident may then sign during their tenancy.

The applying Self-Guaranty must complete the standardized “Unconditional and Continuing Parental or Sponsor Guaranty” form. The signature of the Self-Guaranty must either be notarized by an independent party or witnessed by an agent of the property. A credit report will be then be pulled on the applying Guaranty.

The Self-Guaranty is required to have a credit report indicating no less than three (3) revolving lines of credit, a credit worthiness score 600 or above, and at least twelve (12) months of good payment history. *For Self-Guaranties, the inclusion is made to allot for those who are establishing credit so long as they meet the additional qualification requirements.

The Self-Guaranty applicant must be currently employed and a verification will be performed on the following criteria:

•	Length of employment. Suite USA, Inc. requires twelve (12) months of continued employment in the same geographic location.

•	Current salary or wages. Suite USA, Inc. requires a minimum coverage of three times the rent, i.e. the GROSS salary or wages must be at least three (3) times the monthly rent.

•	The probability of continued employment. The answer should be “yes.”

If rent will be paid from an employment source of income, and it has been verified, and it is sufficient to cover the rent more than three (3) times, this element of the qualifying process is complete. If rent will NOT be paid from an employment source of income, then the other source(s) must be verified.

•

If the Applicant is a student, and there is financial aid involved, that must be verified by the applicable college/university. A written letter from the college or university, stating the amount of the financial award is required. The award letter must be in hard copy form and will be placed in the applicant’s file. We will not, however, defer any rental payments due to untimely aid disbursement.

•

If there is another source of income that is going to be utilized to pay rent (trust fund, Social Security, disability income, savings account, etc.) it must be verified in writing by the source and approved by Corporate. Child support and alimony payments are not eligible to be counted as sources of income. The income/rent payment ratio (3x gross income) remains the same for any of the other eligible sources of income.

Qualification: Three-Month Prepayment

For applicants without the means to qualify independently or those without a viable Guarantor option, they have the availability to pay down a three-month equivalent to the rent prior to taking occupancy. This three-month prepayment is equal to three (3) times the monthly rental rate as indicated on their lease agreement. They have the option at the end of their lease agreement to apply it to the last three (3) remaining months of their contract. If the tenant should choose to renew past their initial contract period, this prepaid amount shall carry over to the remaining three (3) months of the renewal lease term.

EXHIBIT L

LIST OF PERMITS (SAN MARCOS)

1.	Watershed Protection Plan Permit issued by the City of San Marcos dated July 6, 2005, Permit No. 05-118

2.	Site Development Permit issued by the City of San Marcos dated June 1, 2001, Permit No. 10-1039

3.	Site Preparation Plan Permit issued by the City of San Marcos dated July 6, 2005, Permit No. 05-119

4.	The Certificates of Occupancy issued by the City of San Marcos for all buildings dated October 4, 2006, Permits BL-05-01484 thru BL-05-01501, BL-05-01504 thru BL-05-01506, BL-05-02324, BL-05-02347

EXHIBIT L

LIST OF PERMITS (GAINESVILLE)

1.	Department of Business and Professional Regulations, Division of Hotels and Restaurants Permit for Nontransient Apartment issued by the on May 4, 2007, License NAP1102958

2.	Department of Health Annual Operating Permit for Swimming Pool dated May 16, 2007, License 079487

3.	St. Johns River Water Management District Permit issued on January 24, 2005, Permit No. 40-001-94724-1

4.	New Apartments Permit issued by the City of Gainesville-Building Inspection Department

a.	Dated August 15, 2005 for Building 1, 3-4, 6-19, Permit Nos. 20055565-20055568, 20055570-20055578, 20055580-20055585

b.	Dated September 27, 2005 for Building 2 and 5, Permit Nos. 2005566, 20055569

c.	Dated August 15, 2005 for the Clubhouse, Permit No. 20055564

d.	Dated August 15, 2005 for the Mail Building, Permit No. 20055689

e.	Dated August 15, 2005 for the Maintenance Buildings; Permit Nos. 20055579 and 20055586.

f.	Dated August 15, 2005 for the Gate House, Permit No. 20055688

5.	City of Gainesville approval of final development order dated May 18, 2005, Petition No. 40SPL-01 DB

6.	City of Gainesville zoning compliance letter dated May 4, 2005; Petition No. 40SPL-01 DB

7.	Department of Environmental Protection Agency, Permit for Stormwater Discharge dated August 19, 2005, Project ID No. FLR10AX62

8.	Alachua County, Florida approval of driveway improvements and drainage connection dated July 11, 2007, Permit No. 05-142

9.	The following Certificates of Completion issued by the City of Gainesville Building Inspection Department:

a.	Dated July 16, 2006 for Site Work on Phase II, Permit No. 20065147

10.	The following Certificates of Occupancy issued by the City of Gainesville Building Inspection Department:

a.	Dated August 15, 2005 for Buildings 1, 4, 6-19, Maint. Building, Clubhouse, Permit Nos. 20055565, 20055568, 20055570-20055574, 20055576-20055578, 20055580-20055585, 20055579, 20055564,

b.	Dated September 27, 2005 for Building 2, Permit No.20055566

c.	Dated August 31, 2005 for Building 3, Permit No. 20055567

d.	Dated September 27, 2005 for Building 5, Permit No. 20055569

e.	Dated January 18, 2007 for Buildings 20-39, Maint. Building, Bus Shelter Permit Nos. 20068041-20068060, 20068899, 20055579, 20068900

f.	Dated May 17, 2007 for Mail Box Kiosk, Permit No. 20071701